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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 16, 2003;

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD 57107

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 PowerPoint Slides

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued July 16, 2003.

99.2	PowerPoint Slides

Item 9. Regulation FD Disclosure.

LodgeNet Entertainment Corporation issued a press release on July 16, 2003, disclosing its second quarter 2003 results from operations, fiscal 2003 outlook information and other matters. A copy of the press release is attached as Exhibit 99.1.

The press release was issued in advance of an analyst call, to be held at 4:00 PM Central Time on July 16, 2003. During the conference call, LodgeNet will present the PowerPoint slide presentation that is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET CORPORATION ENTERTAINMENT

Date:	July 16, 2003	By	/s/ Scott C. Petersen Scott C. Petersen

		Its	President and Chief Executive Officer

2

EXHIBIT INDEX

99.1	Press Release issued July 16, 2003.

99.2	PowerPoint Slides.